PROSPECTUS SUPPLEMENT - July 28, 2000*

AXP Mutual (Nov. 29, 1999 revised as of June 26, 2000) S-6326-99 T (6/00)

The second paragraph of the "MANAGEMENT" section is revised as follows:

Michael Manns joined AEFC in 1994 as an equity fundamental analyst. He began managing the equity portion of the Portfolio and making asset allocation decisions in June 2000. He also began managing institutional equity accounts for American Express Asset Management Group Inc. in 1995 and was promoted to portfolio manager in 1997.




S-6326-21 A (7/00)
*Valid until next prospectus update
Destroy Nov. 29, 2000